UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2015

KITARA MEDIA CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51840	20-3881465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Washington Blvd, Suite 2620, Jersey City, New Jersey 07310
(Address of Principal Executive Offices) (Zip Code)

(201) 539-2200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Consummation of Merger and Exchange

On January 28, 2015, Kitara Media Corp. (“Kitara”) consummated the transactions (the “Transactions”) contemplated by (i) the Agreement and Plan of Reorganization (the “Merger Agreement”), dated as of October 10, 2014, by and among Kitara, Kitara Holdco Corp. (now known as Propel Media, Inc.) (“Holdco”), which was previously a wholly-owned subsidiary of Kitara, and Kitara Merger Sub, Inc. (“Merger Sub”), which was previously a wholly-owned subsidiary of Holdco, and (ii) the Unit Exchange Agreement (the “Exchange Agreement”), dated as of October 10, 2014 and amended as of December 23, 2014, by and among Kitara, Holdco, Future Ads LLC (“Future Ads”) and the former members of Future Ads (the “Members”). Upon the closing of the Transactions, Holdco became the new public company and Kitara and Future Ads became wholly-owned subsidiaries of Holdco.

Kitara is a digital media and technology company providing video solutions to advertisers, digital publishers, and video content providers. With nearly 500 million monthly video advertising views, Kitara delivers precise targeting and engagement for advertisers, accretive monetization and engaging video content for publishers, and expanded distribution for video content providers. Kitara’s internally developed proprietary technology platform PROPEL+ enables the automation and optimization of video advertising, video content and digital publishing spaces, while enhancing the video experience for consumers.

Future Ads is a diversified online advertising company. Future Ads generates revenues through the sale of advertising to advertisers who want to reach consumers in the United States and internationally to promote their products and services. Future Ads delivers advertising through its real-time, bid-based, online advertising platform called Trafficvance. This technology platform allows advertisers to target audiences and deliver text, display and video based advertising. The Future Ads business and its Trafficvance platform provide advertisers with an effective way to serve, manage and maximize the performance of their online advertising purchasing. Future Ads offers both a self-serve platform and a managed services option that give advertisers diverse solutions to reach online audiences and acquire customers. Future Ads has over 1,400 advertiser customers and serves millions of ads per day.

Pursuant to the Merger Agreement, Merger Sub merged with and into Kitara (the “Merger”), with Kitara surviving the merger as a wholly-owned subsidiary of Holdco. In the Merger, each outstanding share of Kitara common stock was converted into one share of Holdco common stock.

In addition, Holdco assumed Kitara’s existing 2012 Long-Term Incentive Equity Plan and its 2013 Long-Term Incentive Equity Plan, and all outstanding stock options thereunder. However, Holdco will amend the plans so that no further awards may be issued under such plans after the closing. Holdco also assumed the other outstanding options and warrants of Kitara, in each case in accordance with the terms of the respective securities.

Immediately following the Merger and as part of a single integrated transaction, pursuant to the Exchange Agreement, the Members exchanged all of the outstanding Future Ads limited liability company interests for (i) $80,000,000 in cash, (ii) 154,125,921 shares of Holdco common stock, (iii) the right to receive performance-based “earn out” payments that will enable the Members to receive up to an additional $40,000,000 in cash or stock consideration based on Future Ads reaching certain EBITDA levels during the 2015 to 2018 fiscal years, (iv) on or prior to June 30, 2016, $10,000,000 in cash and/or shares of Holdco common stock, and (v) immediately after the payment of certain fees to Highbridge (as defined below) on or about the fourth anniversary of the closing, $6,000,000 in cash (the “Exchange”). The consideration payable to the Members is subject to a post-closing adjustment based on the working capital and indebtedness of Future Ads and the working capital of Kitara.

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Furthermore, Holdco will reimburse the members for all transaction expenses paid by Future Ads, its subsidiaries or the Members on or before the closing, and will assume all of their unpaid transaction expenses as of such date. Holdco estimates that the aggregate transaction expenses reimbursed or assumed by it will be approximately $1.1 million.

As a result of the Transactions, the Members own 154,125,921 shares of Holdco common stock, representing approximately 61.7% of Holdco’s outstanding common stock, and the former stockholders of Kitara own the remaining 95,884,241 shares of Holdco common stock, representing approximately 38.3% of Holdco’s outstanding common stock.

Prior to the Transactions, Holdco was a wholly-owned subsidiary of Kitara and Selling Source, LLC owned 33.5% of Kitara’s outstanding common stock.

The Merger Agreement and the Exchange Agreement are described more fully in the sections entitled “The Transactions” and “The Agreements” in the proxy statement/prospectus that forms a part of Holdco’s registration statement on Form S-4 (File No. 333-199892) (the “Proxy Statement/Prospectus”), and such description is incorporated herein by reference.

Financing Agreement and Related Agreements

On January 28, 2015, in connection with the closing of the Transactions, Holdco, certain of its subsidiaries (including Kitara) as “Borrowers” and certain other of its subsidiaries as “Guarantors” entered into a financing agreement (“Financing Agreement”) with certain financial institutions as “Lenders,” Highbridge Principal Strategies, LLC (“Highbridge”), as collateral agent for the Lenders (“Collateral Agent”), and PNC Bank, National Association (“PNC”), as a Lender and administrative agent for the Lenders (“Administrative Agent”).

Capitalized terms used, but not defined, in this section of Item 1.01 of this Current Report on Form 8-K (this “Report”) have the meanings ascribed to them in the Financing Agreement, a copy of which is annexed to this Report as Exhibit 10.1.

The Financing Agreement provided the Borrowers with (a) a term loan in the aggregate principal amount of $81,000,000 (the “Term Loan”) and (b) a revolving credit facility in an aggregate principal amount not to exceed $15,000,000 at any time outstanding (the “Revolving Loan” and, together with the Term Loan, the “Loans”). The Loans will mature on January 28, 2019.

At the closing of the transactions contemplated by the Financing Agreement, the Term Loan was borrowed in full and $7,500,000 was made available to the Borrowers under the Revolving Loan. The proceeds of the Loans were or will be used (a) to pay off and refinance the Credit and Security Agreement (the “Wells Fargo Credit Agreement”), dated as of November 1, 2013, by and between Kitara Media Corp. and Wells Fargo Bank, National Association (“Wells Fargo”), as amended or otherwise modified prior to the Effective Date, and other existing indebtedness of the Borrowers, (b) to pay fees and expenses related to the Financing Agreement, the other loan documents and the transactions contemplated therein, (c) to finance the cash consideration for the Exchange and (d) for general working capital purposes of the Borrowers.

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The outstanding principal amount of the Term Loan shall be repayable in consecutive quarterly installments in equal amounts of $1,750,000 on the last day of each March, June, September and December commencing on March 31, 2015, except that the payment due on March 31, 2015 will be $1,219,101.12. The remainder of the Term Loan and the Revolving Loans are due and payable on the maturity date, except in certain limited circumstances.

The Borrowers may borrow, repay and reborrow the Revolving Loans prior to the Final Maturity Date, subject to the terms, provisions and limitations set forth in the Financing Agreement. The outstanding principal amount of advances may not at any time exceed the lesser of the Total Revolving Credit Commitment and the Borrowing Base.

Subject to the terms of the Financing Agreement, at the option of the Administrative Borrower, the Term Loan or any portion thereof shall be either a Reference Rate Loan or a LIBOR Rate Loan. Each portion of the Term Loan that is a Reference Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of the Term Loan until repaid, at a rate per annum equal to the Reference Rate plus 9.00%, and each portion of the Term Loan that is a LIBOR Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of the Term Loan until repaid, at a rate per annum equal to the LIBOR Rate for the Interest Period in effect for the Term Loan (or such portion thereof) plus 9.00%.

Subject to the terms of the Financing Agreement, at the option of the Administrative Borrower, each Revolving Loan shall be either a Reference Rate Loan or a LIBOR Rate Loan. Each Revolving Loan that is a Reference Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until repaid, at a rate per annum equal to the Reference Rate plus 6.00%. Each Revolving Loan that is a LIBOR Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until repaid, at a rate per annum equal to the LIBOR Rate for the Interest Period in effect for such Loan plus 6.00%.

Subject to certain limitations, the Administrative Borrower may convert any loan into a loan of another type (i.e., any portion of the Term Loan or Revolving Loans that is a Reference Rate Loan may be converted into a LIBOR Rate Loan and vice versa).

The obligations of the Borrowers under the Financing Agreement are secured by first priority security interests granted to the Collateral Agent for the benefit of the Lenders on all of the Borrowers’ and Guarantors’ tangible and intangible property, including accounts receivable, intellectual property and shares and membership interests of the Borrowers (other than Holdco) and the Guarantors.

 The Financing Agreement and other loan documents provide for certain customary fees and other amounts to be paid to the Agents and the Lenders at the closing of the Financing Agreement, during the term of the Financing Agreement and on the fourth anniversary of the closing date of the Financing Agreement, in an estimated aggregate amount of $16.2 million.

The Financing Agreement and other loan documents contain customary representations and warranties and affirmative and negative covenants, including covenants that restrict the Borrowers’ ability to, among other things, create certain liens, make certain types of borrowings and engage in certain mergers, acquisitions, consolidations, asset sales and affiliate transactions. The Financing Agreement provides for customary events of default, including, among other things, if a Change of Control of Holdco occurs. The Loans may be accelerated upon the occurrence of an event of default.

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Certificate of Incorporation and Bylaws of Kitara Media

Upon consummation of the Merger, on January 28, 2015, the certificate of incorporation and bylaws of Merger Sub became the certificate of incorporation (the “Certificate of Incorporation”) and bylaws (the “Bylaws”) of Kitara. The Certificate of Incorporation reflects, among other things, changes to reduce the number of shares of common stock Kitara is authorized to issue and to remove the authority to issue preferred stock.

The foregoing summaries of the Merger Agreement, Exchange Agreement, Financing Agreement, Certificate of Incorporation and Bylaws and related agreements are qualified in their entirety by reference to the text of the agreements, which are attached as exhibits hereto and are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 is incorporated herein by reference.

Upon obtaining the Loans under the Financing Agreement, on January 28, 2015, Kitara terminated the Wells Fargo Credit Agreement. In connection with the termination of the Wells Fargo Credit Agreement, Kitara repaid the balance of its outstanding loans from Wells Fargo, paid all fees due through termination and paid a termination fee of $50,000. The Wells Fargo Credit Agreement had provided for a three year revolving credit facility of up to $5,000,000.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference.

At the closing of the Transactions, 1,000 shares of Merger Sub common stock held by Holdco were converted into 1,000 shares of Kitara common stock. The issuance of the shares by Kitara to Holdco was made in reliance upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for the offer and sale of securities not involving a public offering.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 1.01 is incorporated herein by reference.

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Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1†	Unit Exchange Agreement, dated as of October 10, 2014, by and among Kitara Media Corp., Kitara Holdco Corp. (now known as Propel Media, Inc.), Future Ads LLC and the members of Future Ads LLC (incorporated by reference to Exhibit 2.1 of Kitara’s current report on Form 8-K filed on October 14, 2014).

2.2	Agreement and Plan of Reorganization, dated as of October 10, 2014, by and among Kitara Media Corp., Kitara Holdco Corp. (now known as Propel Media, Inc.) and Kitara Merger Sub, Inc. (incorporated by reference to Exhibit 2.2 of Kitara’s current report on Form 8-K filed on October 14, 2014).

2.3	First Amendment to Unit Exchange Agreement, dated as of December 23, 2014, by and among Kitara Media Corp., Kitara Holdco Corp. (now known as Propel Media, Inc.), Future Ads LLC, Lowenstein Enterprises Corporation, Family Trust of Jared L. Pobre, U/A DTD 12/13/2004, Newport Holding Trust and Neptune Capital Trust (incorporated by reference to Exhibit 2.1 of Kitara’s current report on Form 8-K filed on December 29, 2014).

3.1	Certificate of Incorporation of Kitara.

3.2	Bylaws of Kitara.

10.1	Financing Agreement, dated as of January 28, 2015, by and among Kitara Holdco Corp. (now known as Propel Media, Inc.) and each subsidiary listed as a borrower on the signature pages thereto, as Borrowers, each subsidiary of Kitara Holdco Corp. (now known as Propel Media, Inc.) listed as a guarantor on the signature pages thereto, as Guarantors, the lenders from time to time party thereto, as Lenders, Highbridge Principal Strategies, LLC, as Collateral Agent, and PNC Bank, National Association, as Administrative Agent.

10.2	Pledge and Security Agreement, dated as of January 28, 2015, by each of the Grantors referred to therein, in favor of Highbridge Principal Strategies, LLC, in its capacity as collateral agent for the Secured Parties referred to therein.

10.3	Trademark Security Agreement, dated as of January 28, 2015, by each of the Grantors referred to therein, in favor of Highbridge Principal Strategies, LLC, in its capacity as collateral agent for the Secured Parties referred to therein.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2015

KITARA MEDIA CORP.

By:	/s/ Robert Regular
Name: Robert Regular
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description

2.1†	Unit Exchange Agreement, dated as of October 10, 2014, by and among Kitara Media Corp., Kitara Holdco Corp. (now known as Propel Media, Inc.), Future Ads LLC and the members of Future Ads LLC (incorporated by reference to Exhibit 2.1 of Kitara’s current report on Form 8-K filed on October 14, 2014).

2.2	Agreement and Plan of Reorganization, dated as of October 10, 2014, by and among Kitara Media Corp., Kitara Holdco Corp. (now known as Propel Media, Inc.) and Kitara Merger Sub, Inc. (incorporated by reference to Exhibit 2.2 of Kitara’s current report on Form 8-K filed on October 14, 2014).

2.3	First Amendment to Unit Exchange Agreement, dated as of December 23, 2014, by and among Kitara Media Corp., Kitara Holdco Corp. (now known as Propel Media, Inc.), Future Ads LLC, Lowenstein Enterprises Corporation, Family Trust of Jared L. Pobre, U/A DTD 12/13/2004, Newport Holding Trust and Neptune Capital Trust (incorporated by reference to Exhibit 2.1 of Kitara’s current report on Form 8-K filed on December 29, 2014).

3.1	Certificate of Incorporation of Kitara.

3.2	Bylaws of Kitara.

10.1	Financing Agreement, dated as of January 28, 2015, by and among Kitara Holdco Corp. (now known as Propel Media, Inc.) and each subsidiary listed as a borrower on the signature pages thereto, as Borrowers, each subsidiary of Kitara Holdco Corp. (now known as Propel Media, Inc.) listed as a guarantor on the signature pages thereto, as Guarantors, the lenders from time to time party thereto, as Lenders, Highbridge Principal Strategies, LLC, as Collateral Agent, and PNC Bank, National Association, as Administrative Agent.

10.2	Pledge and Security Agreement, dated as of January 28, 2015, by each of the Grantors referred to therein, in favor of Highbridge Principal Strategies, LLC, in its capacity as collateral agent for the Secured Parties referred to therein.

10.3	Trademark Security Agreement, dated as of January 28, 2015, by each of the Grantors referred to therein, in favor of Highbridge Principal Strategies, LLC, in its capacity as collateral agent for the Secured Parties referred to therein.

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